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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 1, 2007

                            IVIVI TECHNOLOGIES, INC.
               (Exact Name of Registrant as Specified in Charter)


          New Jersey                001-33088                 22-2956711
          ----------                ---------                 ----------
(State Or Other Jurisdiction       (Commission      (IRS Employer Identification
      Of Incorporation)            File Number)          Identification No.)


                    224-S Pegasus Avenue, Northvale, NJ 07647
                    -----------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                                 (201) 784-8168
                                 --------------
                          Registrant's Telephone Number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On October 1, 2007, at the Annual Meeting of Shareholders (the "Annual Meeting") of Ivivi Technologies, Inc. (the "Company"), the shareholders of the Company approved the adoption of an amendment to the Ivivi Technologies, Inc. 2004 Amended and Restated Stock Option Plan (the "Plan") to increase the number of shares of common stock of the Company available for issuance thereunder from 2,437,500 shares to 3,750,000 shares. The Board of Directors of the Company had adopted the amendment on August 28, 2007, subject to shareholder approval.

         A summary of the Plan is included as part of Proposal No. 2 contained in the Company's definitive proxy statement filed with the Securities and Exchange Commission on September 4, 2007. The summary of the Plan contained in the proxy statement is qualified in its entirety by reference to the full text of the Plan.

ITEM 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

         On October 1, 2007, following the Annual Meeting, the Board of Directors appointed Edward J. Hammel, the Executive Vice President of the Company, as the Chief Operating Officer of the Company. As Chief Operating Officer of the Company, Mr. Hammel's duties include administrative and operational activities. Mr. Hammel will continue to serve as Executive Vice President of the Company pursuant to the terms of Mr. Hammel's current employment agreement with the Company, the terms of which have been previously disclosed. Mr. Hammel will not receive additional compensation in exchange for his service as Chief Operating Officer of the Company.

         Edward J. Hammel, age 57, has served as Executive Vice President of the Company since July 2004. From September 2003 to June 2004, Mr. Hammel was a partner in Palisades Partners, a management consulting company. From March 2001 until September 2003, Mr. Hammel served as the Chief Financial Officer of LifeWaves International, a health and wellness start-up company. From 1999 to 2001, Mr. Hammel was the managing director and founder of Hillcrest Consulting Services, Inc., a healthcare consulting company. From 1997 to 1999, Mr. Hammel served as Senior Vice President and Chief Financial Officer of WellMed Medical Management, a physician practice management company. From 1993 to 1997, he served as Senior Vice President and Chief Financial Officer of Riscorp, Inc., a worker's compensation insurance company. From 1978 to 1993, he was employed by Reliance Group Holdings, a diversified financial holding company eventually serving as Vice President. Mr. Hammel received a B.A. from the University of Denver in 1972 and a Masters Degree in Management from Northwestern University in 1977.

         A copy of the press release announcing the appointment of Mr. Hammel as Chief Operating Officer of the Company is attached to this Current Report on Form 8-K as Exhibit 99.1.


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ITEM 8.01. OTHER EVENTS.

         On October 4, 2007, the Company announced the results of the Annual Meeting. A total of 6,705,829 shares of common stock of the Company, or approximately 69.9% of the total number of shares of common stock of the Company entitled to vote at the meeting, were represented at the Annual Meeting.

         At the Annual Meeting, the shareholders of the Company re-elected seven directors to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. The directors include Mr. Steven M. Gluckstern, Mr. Andre' A. DiMino, Mr. David Saloff, Mr. Kenneth S. Abramowitz, Dr. Louis J. Ignarro, Dr. Pamela J. Newman and Mr. Jeffery A. Tischler.

         At the Annual Meeting, the shareholders of the Company also approved the adoption of an amendment to the Plan to increase the number of shares of common stock of the Company available for issuance thereunder from 2,437,500 shares to 3,750,000 shares. See "Item 1.01 - Entry Into a Material Definitive Agreement" of this Current Report on Form 8-K.

         At the Annual Meeting, the shareholders of the Company also ratified the appointment of Raich Ende Malter & Co. LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2008.

         A copy of the press release announcing the results of the Annual Meeting is attached to this Current Report on Form 8-K as Exhibit 99.1.

Forward Looking Statements
--------------------------

         This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as "may," "will," "should," "plan," "expect," "anticipate," "estimate" and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management's judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company's actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under "Risk Factors" contained in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission.


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ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)  Exhibits

              Exhibit 99.1 -  Press release, dated October 4, 2007 (Exhibit 99.1 is furnished as part of this Current Report on Form 8-K).


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           IVIVI TECHNOLOGIES, INC.

                                           By: /s/ Andre' DiMino
                                               ---------------------------------
                                               Name:  Andre' DiMino
                                               Title: Co-Chief Executive Officer


Date:    October 4, 2007

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